UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2006

Callisto Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32325	13-3894575
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

420 Lexington Avenue, Suite 1609

New York, New York             10170

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 297-0010

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On September 8, 2006, Callisto Pharmaceuticals, Inc., a Delaware corporation (the “Company”) entered into a Letter Agreement with certain investors (the “Investors”) who participated in a private placement of the Company’s common stock and warrants in February and April 2006 (the “Prior Placement”).  Pursuant to the Letter Agreement, the Investors agreed to amend (the “Amendment”) the securities purchase agreement (the “Securities Purchase Agreement”) entered into in connection with the Prior Placement to (i) delete the mandatory registration rights set forth in the Securities Purchase Agreement and add piggyback registration rights and (ii) waive any and all penalties pursuant to the liquidated damages provisions contained in Section 5.2(b) of the Securities Purchase Agreement. In addition, the Investors agreed to enter into a lock-up agreement (the “Lock-up Agreement”) pursuant to which they agreed with the Company not to sell or transfer the shares of common stock and warrants acquired from the Company in the Prior Placement during the period beginning September 1, 2006 and ending May 31, 2007.

In exchange for the Investors entering into the Amendment and the Lock-Up Agreement, the Company agreed to issue to each Investor one share of common stock and 2.35 five year warrants exercisable at $1.00 per share (the “New Warrants”) for every five shares of common stock they purchased in the Prior Placement.  In addition, the Company agreed in the Letter Agreement to amend the warrants (the “Old Warrants”) issued in the Prior Placement to the Investors to (i) extend the expiration date of the Old Warrants by 42 months thereby making them 5 year warrants and (ii) eliminate the provision in the Old Warrants by which the Company can force exercise of the unexercised warrants.

Pursuant to the Amendment, the Company will issue 755,067 shares of common stock and 1,774,407 New Warrants to the Investors.  In connection with the issuance of the securities to the Investors, the Company relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Company believes that the Investors are “accredited investors”, as such term is defined in Rule 501(a) promulgated under the Securities Act.

Item 3.02               Unregistered Sales of Equity Securities.

The information required to be disclosed in this Item 3.02 is incorporated herein by reference from Item 1.01.

Item 9.01               Financial Statements and Exhibits

(c)    Exhibits.

4.1                   Form of Warrant issued pursuant to the Letter Agreement dated September 8, 2006 between Callisto Pharmaceuticals, Inc. and certain investors.

10.1                 Form of Letter Agreement dated September 8, 2006 between Callisto Pharmaceuticals, Inc. and certain investors.

10.2                 Form of Amendment Agreement dated as of September 8, 2006 between Callisto Pharmaceuticals, Inc. and certain investors.

10.3                 Form of Lock-Up Agreement dated as of September 8, 2006 between Callisto Pharmaceuticals, Inc. and certain investors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2006

CALLISTO PHARMACEUTICALS, INC.

	By:	/s/ Gary S. Jacob
Gary S. Jacob, Ph.D.
Chief Executive Officer